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       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 16, 1999

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                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                            --------------------------
                                     FORM 8-A

                 FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                       PURSUANT TO SECTION 12(B) OR 12(G) OF
                        THE SECURITIES EXCHANGE ACT OF 1934

                            --------------------------

                            TELEMATE.NET SOFTWARE, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                 GEORGIA                                   58-1656726
         (State of Incorporation                        (I.R.S. Employer
            or Organization)                         Identification Number)


                       4250 PERIMETER PARK SOUTH, SUITE 200
                                 ATLANTA, GA 39341
                                  (770) 936-3700
           (Address of Principal Executive Offices, Including Zip Code)

                            ---------------------------


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box.    [ ]


If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction A.(d), please check the following box.    [x]

 Securities Act registration statement file number to which this form relates:
                           Registration No. 333-81443


       Securities to be registered pursuant to Section 12(b) of the Act:


                                      NONE


       Securities to be registered pursuant to Section 12(g) of the Act:


                          Common Stock, $.01 par value
     -----------------------------------------------------------------------
                                 (Title of Class)

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THIS REGISTRATION STATEMENT CONTAINS A TOTAL OF 3 PAGES. CERTAIN EXHIBITS ARE
INCORPORATED IN THIS REGISTRATION STATEMENT BY REFERENCE TO THE REGISTRANT'S REGISTRATION STATEMENT ON FORM S-1 FILED JUNE 24, 1999.

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                  INFORMATION REQUIRED IN REGISTRATION STATEMENT


ITEM 1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The Registrant hereby incorporates by reference herein the description of the Registrant's Common Stock, par value $.01 per share, appearing under the caption, "Description of Capital Stock," in the Prospectus contained in the Registrant's Registration Statement on Form S-1, as filed with the Securities and Exchange Commission on June 24, 1999 (Registration No. 333-81443), and as such section may be amended until the time such Registration Statement is declared effective. The Registrant's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws are filed as Exhibits 3.1 and 3.3, respectively, to the aforesaid Registration Statement on Form S-1.


ITEM 2.       EXHIBITS.

         The following exhibits are filed as part of the Registration
Statement.

         2(a) Registration Statement on Form S-1, as filed with the Securities and Exchange Commission (Registration No.
                  333-81443).

         2(b)     Amended and Restated Articles of Incorporation of the
                  Registrant (incorporated by reference to Exhibit 3.1 of the Registrant's Registration Statement on Form S-1 (Registration
                  No. 333-81443) as filed with the Securities and Exchange
                  Commission on June 24, 1999).

         2(c) Amended and Restated Bylaws of the Registrant (incorporated by reference to Exhibit 3.3 of the Registrant's Registration
                  Statement on Form S-1 (Registration No. 333-81443) as filed with the Securities and Exchange Commission on June 24,
                  1999).

         2(d)     Copy of form of stock certificate for the Registrant's Common
                  Stock (incorporated by reference to Exhibit 4.2 of the Registrant's Registration Statement on Form S-1 (Registration
                  No. 333-81443) as filed with the Securities and Exchange
                  Commission on June 24, 1999).

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                                    SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                       TELEMATE.NET SOFTWARE, INC.



                                       By: /s/ Richard L. Mauro
                                          ---------------------------
                                           Richard L. Mauro
                                           President and Chief Executive Officer


Date:   July 16, 1999